PURCHASE AGREEMENT

                                    between

                  TRINET ESSENTIAL FACILITIES X, INC., Seller

                                      and

                           ICG SERVICES, INC., Buyer

                              As of January 1, 1999

                           ICG Holdings Headquarters
                                 Englewood, CO

                               TABLE OF CONTENTS


                                                                            Page

     ARTICLE 1   Purchase and Sale.............................................1
          1.1    The Property..................................................1
          1.2    Condition of the Property.....................................2
          1.3    Title.........................................................2

     ARTICLE 2   Purchase Price................................................2
          2.1    Amount and Payment............................................2

     ARTICLE 3   Completion of Sale............................................2
          3.1    Place and Date................................................2

     ARTICLE 4   Title and Condition...........................................3
          4.1    Title to the Property.........................................3

     ARTICLE 5   Representations and Warranties................................3
          5.1    Seller........................................................3
          5.2    Buyer.........................................................4

     ARTICLE 6   Covenants.....................................................5
          6.1    Seller........................................................5
          6.2    Buyer.........................................................5

     ARTICLE 7   Conditions Precedent..........................................6
          7.1    Seller........................................................6
          7.2    Buyer.........................................................7

     ARTICLE 8   Closing.......................................................8
          8.1    Procedure.....................................................8
          8.2    Possession....................................................8
          8.3    Closing Costs.................................................9
          8.4    Prorations....................................................9

     ARTICLE 9   General.......................................................9
          9.1    Notices.......................................................9
          9.2    Attorneys' Fees..............................................10
          9.3    Governing Law................................................10
          9.4    Construction.................................................10
          9.5    Terms Generally..............................................11
          9.6    Further Assurances...........................................11
          9.7    Partial Invalidity...........................................11

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          9.8    Waivers......................................................11
          9.9    Miscellaneous................................................11








          Exhibit A  Title Commitment
          Exhibit B  Personal Property
          Exhibit C  Contracts
          Exhibit D  Permits
          Exhibit E  Promissory Note
          Exhibit F  Special Warranty Deed
          Exhibit G  Assignment of Leases
          Exhibit H  Bill of Sale
          Exhibit I  Assignment of Contracts
          Exhibit J  Assignment of Permits
          Exhibit K  Seller's Closing Certificate
          Exhibit L  Buyer's Closing Certificate
          Exhibit M  Lease Amendment
          Exhibit N  Property Management Agreement
          Exhibit O  Right of First Refusal Agreement
          Exhibit P  Certificate of Nonforeign Status

                               PURCHASE AGREEMENT


     THIS AGREEMENT, made as of January 1, 1999 (the "Effective Date"), by and between TRINET ESSENTIAL FACILITIES X, INC., a Maryland corporation ("Seller"), and ICG SERVICES, INC., a Delaware corporation ("Buyer"),

                              W I T N E S S E T H:

     In consideration of the covenants in this Agreement, Seller and Buyer agree as follows:


                                   ARTICLE 1

                               Purchase and Sale

     1.1 The Property. Seller agrees to sell to Buyer, and Buyer agrees to purchase from Seller, in accordance with this Agreement, all of the following property (collectively, the "Property") effective as of the Effective Date:

     (a) The real property in the City of Englewood, County of Arapahoe, State of Colorado, commonly known as 161 Inverness Drive West, Englewood, Colorado, as described in Title Commitment No. ABB675698 dated as of May 4, 1999 (the "Title Commitment"), prepared by Land Title Guarantee Company (the "Title Company"), attached hereto as Exhibit A, together with all buildings, structures and improvements now or hereafter located on such real property, and all Seller's right, title and interest in and to all machinery, fixtures and equipment affixed or attached to such real property and all easements and rights appurtenant to such real property (all such real property, buildings, str uctures, improvements, machinery, fixtures, equipment, easements and rights are collectively the "Real Property");

     (b) All Seller's interest in that certain Lease, dated as of January 15, 1998, between ICG Holdings, Inc., a Colorado corporation ("Tenant"), as tenant, and Seller, as landlord, together with all amendments, guarantees and ancillary agreements thereto (the "Lease");

     (c) All Seller's right, title and interest in and to all tangible and intangible personal property (the "Personal Property") described in Exhibit B attached hereto;

     (d)  Seller's  interest  in  all  contracts,  agreements,   warranties  and
guaranties (the "Contracts") described in Exhibit C attached hereto; and

     (e) Seller's interest in all building permits, certificates of occupancy, and other certificates, permits, licenses and approvals relating to the Property (the "Permits"), including those described in Exhibit D attached hereto.

     1.2 Condition of the Property. Except for the express representations and warranties of Seller set forth in section 5.1 hereof, Buyer is acquiring the Property "as is," without any covenant, representation or warranty of any kind or nature whatsoever, express or implied, and Buyer is relying solely on Buyer's own investigation of the Property.

     1.3 Title. Buyer shall accept title to the Real Property subject to the following (collectively, the "Permitted Exceptions"): (a) the items listed as Exception Nos. 4 (modified as noted in Schedule B-Section 1 of the Title
Commitment), 6 (modified as noted in Schedule B-Section 1 of the Title Commitment) and 10 through 30 in the Title Commitment, (b) any matter which would be disclosed by a current ALTA/ACSM survey or a physical inspection of the Property and (c) any other matters created, permitted or approved (or deemed approved) by Buyer, including the Loan Documents (as defined in that certain Deed of Trust, Assignment of Rents and Security Agreement, made as of January 1, 1999, granted by Buyer, as trustor, to the Public Trustee of Arapahoe County, Colorado, as trustee, for the benefit of TriNet Realty Capital, Inc., a Maryland corporation, as beneficiary).


                                   ARTICLE 2

                                 Purchase Price

     2.1 Amount and Payment. The total purchase price for the Property shall be forty-three million, six hundred seventy-seven thousand, seven hundred sixty-four dollars ($43,677,764). At the Closing (as hereinafter defined) on the Closing Date (as hereinafter defined), Buyer shall pay the total purchase price for the Property to Seller as follows:

     (a) ten million six hundred one thousand ten dollars ($10,601,010) in cash in immediately available funds; and

     (b) thirty-three million seventy-six thousand seven hundred fifty-four dollars ($33,076,754) by delivery of the Promissory Note of Buyer to the order of TriNet Realty Capital, Inc., a Maryland corporation ("Lender") in the form attached hereto as Exhibit E (the "Note").


                                   ARTICLE 3

                               Completion of Sale

     3.1 Place and Date. The purchase and sale of the Property shall be completed in accordance with Article 8 hereof (the "Closing"). The Closing shall occur through escrow No. AC18929A with the Title Company at 3033 E. 1st Ave.
#600, Denver, Colorado 80206 on May __, 1999 (the "Closing Date"), or at such other place or on such other date as Seller and Buyer agree in writing. Prior to the Closing Date, Seller and Buyer each shall give appropriate written escrow instructions, consistent with this Agreement, to the Title Company for the Closing in accordance with this Agreement.

                                   ARTICLE 4

                              Title and Condition

     4.1 Title to the Property.

     (a) Real Property. Seller shall convey to Buyer fee title to the Real Property, by a duly executed and acknowledged Special Warranty Deed (the "Special Warranty Deed") in the form of Exhibit F attached hereto, subject to the Permitted Exceptions.

     (b) Lease. Seller shall assign all of Seller's interest in the Lease to Buyer, by a duly executed Assignment of Leases (the "Assignment of Leases") in the form of Exhibit G attached hereto.

     (c) Personal Property. Seller shall transfer good title to the Personal Property to Buyer, by a duly executed Bill of Sale (the "Bill of Sale") in the form of Exhibit H attached hereto.

     (d) Contracts. Seller shall assign good title to Seller's interest in all of the Contracts to Buyer, by a duly executed Assignment of Contracts (the "Assignment of Contracts") in the form of Exhibit I attached hereto.

     (e) Permits. Seller shall assign all of Seller's right, title and interest in, to and under the Permits to Buyer, by a duly executed Assignment of Permits (the "Assignment of Permits") in the form of Exhibit J attached hereto.


                                   ARTICLE 5

                         Representations and Warranties

     5.1 Seller.  The  representations  and warranties of Seller in this section
5.1 and in Seller's Closing Certificate (as hereinafter defined) are a material inducement for Buyer to enter into this Agreement. Buyer would not purchase the Property from Seller without such representations and warranties of Seller. Such representations and warranties shall survive the Closing for only one hundred eighty (180) days after the Closing Date, at which time such representations and warranties shall terminate. Seller represents and warrants to Buyer as of the date of this Agreement as follows:

     (a) Seller is a corporation duly incorporated and organized and validly existing and in good standing under the laws of the State of Maryland. Seller is duly qualified to do business and is in good standing in the State of Colorado. Seller has full corporate power and authority to enter into this Agreement and to perform this Agreement. The execution, delivery and performance of this Agreement by Seller have been duly and validly authorized by all necessary action on the part of Seller and all required consents or approvals have been duly obtained. This Agreement is a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting the rights of creditors generally.

     (b) The copy of the Lease delivered by Seller to Buyer is a complete and accurate copy, and there are no amendments thereto other than amendments of which Seller has provided Buyer with a complete and accurate copy. Except as disclosed to Seller in writing, to the current actual knowledge of Seller, Seller is not materially in default in the performance of any material covenant to be performed by the landlord under the Lease and the Tenant under the Lease has no material claims or offsets against Seller pursuant to the Lease.

     (c) Seller is not a "foreign person" as defined in section 1445 of the Internal Revenue Code of 1986, as amended, and the Income Tax Regulations thereunder.

     (d) Seller has not dealt with any real estate broker or finder in connection with the sale of the Property to Buyer or this Agreement.

     5.2 Buyer. The representations and warranties of Buyer in this section 5.2 and in Buyer's Closing Certificate (as hereinafter defined) are a material inducement for Seller to enter into this Agreement. Seller would not sell the Property to Buyer without such representations and warranties of Buyer. Such representations and warranties shall survive the Closing for only one hundred eighty (180) days after the Closing Date, at which time such representations and warranties shall terminate. Buyer represents and warrants to Seller as of the date of this Agreement as follows:

     (a) Buyer is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware. Buyer is duly qualified to do business and is in good standing in the State of Colorado. Buyer has full power and authority to enter into this Agreement and to perform this Agreement. The execution, delivery and performance of this Agreement by Buyer have been duly and validly authorized by all necessary action on the part of Buyer and all required consents or approvals have been duly obtained. This Agreement is a legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting the rights of creditors generally.

     (b) Buyer has not dealt with any real estate broker or finder in connection with the purchase of the Property from Seller or this Agreement.


                                   ARTICLE 6

                                   Covenants

     6.1 Seller. Seller covenants and agrees with Buyer as follows:

     (a) Seller shall use reasonable efforts, in good faith and with diligence, to cause all of the representations and warranties made by Seller in section 5.1 hereof to be true and correct on and as of the Closing Date. At the Closing on the Closing Date, Seller shall execute and deliver to Buyer a Seller's Closing Certificate ("Seller's Closing Certificate") in the form of Exhibit K attached hereto, certifying to Buyer that all such representations and warranties are true and correct on and as of the Closing Date, with only such exceptions therein as are necessary to reflect facts or circumstances arising between the date of this Agreement and the Closing Date which would make any such representation or warranty untrue or incorrect on and as of the Closing Date.

     (b) Seller shall indemnify and defend Buyer against and hold Buyer harmless from all claims, demands, liabilities, losses, damages, costs and expenses, including reasonable attorneys' fees and disbursements, that may be suffered or incurred by Buyer if any representation or warranty made by Seller in section
5.1 hereof or in Seller's Closing Certificate was untrue or incorrect in any respect when made or that may be caused by any breach by Seller of any such representation or warranty.

     6.2 Buyer. Buyer covenants and agrees with Seller as follows:

     (a) Buyer shall use reasonable efforts, in good faith and with diligence, to cause all of the representations and warranties made by Buyer in section 5.2 hereof to be true and correct on and as of the Closing Date. At the Closing on the Closing Date, Buyer shall execute and deliver to Seller a Buyer's Closing Certificate ("Buyer's Closing Certificate") in the form of Exhibit L attached hereto, certifying to Seller that all such representations and warranties are true and correct on and as of the Closing Date, with only such exceptions therein as are necessary to reflect facts or circumstances arising between the date of this Agreement and the Closing Date which would make any such representation or warranty untrue or incorrect on and as of the Closing Date.

     (b) Buyer shall indemnify and defend Seller against and hold Seller harmless from all claims, demands, liabilities, losses, damages, costs and expenses, including reasonable attorneys' fees and disbursements, that may be suffered or incurred by Seller if any representation or warranty made by Buyer in section 5.2 hereof or in Buyer's Closing Certificate was untrue or incorrect in any respect when made or that may be caused by any breach by Buyer of any such representation or warranty.


                                   ARTICLE 7

                              Conditions Precedent

     7.1 Seller. The obligations of Seller under this Agreement are subject to satisfaction of all of the conditions set forth in this section 7.1. Seller may waive any or all of such conditions in whole or in part but any such waiver shall be effective only if made in writing. After the Closing, any such condition that has not been satisfied shall be treated as having been waived in writing. No such waiver shall constitute a waiver by Seller of any of its rights or remedies if Buyer defaults in the performance of any covenant or agreement to be performed by Buyer under this Agreement or if Buyer breaches any representation or warranty made by Buyer in section 5.2 hereof or in Buyer's Closing Certificate. If any condition set forth in this section 7.1 is not fully satisfied or waived in writing by Seller, this Agreement shall terminate, but without releasing Buyer from liability if Buyer defaults in the performance of any such covenant or agreement to be performed by Buyer or if Buyer breaches any such representation or warranty made by Buyer before such termination.

     (a) On the Closing Date, Buyer shall not be materially in default in the performance of any material covenant to be performed by Buyer under this Agreement.

     (b) On the Closing Date, all representations and warranties made by Buyer in section 5.2 hereof shall be true and correct in all material respects as if made on and as of the Closing Date and Seller shall have received Buyer's Closing Certificate, executed by Buyer, in which Buyer certifies to Seller that all representations and warranties made by Buyer in section 5.2 hereof are true and correct on and as of the Closing Date, without material adverse exceptions.

     (c) On or before the Closing Date, all of the conditions precedent set forth in Section 6 of the Loan Agreement dated as of January 1, 1999 (the "Loan Agreement") between Lender and Buyer, described in the Note, shall have been satisfied.

     (d) On the Closing Date, Tenant shall have executed and delivered to Seller the First Amendment to Lease dated as of January 1, 1999 (the "Lease Amendment") in the form attached hereto as Exhibit M.

     (e) On the Closing Date, Buyer and TriNet Property Management, Inc., a Maryland corporation ("Manager"), shall have executed and delivered to each other the Property Management Agreement dated as of January 1, 1999 (the "Property Management Agreement") in the form attached hereto as Exhibit N.

     (f) On the Closing Date, Buyer shall have executed and delivered to Seller the Right of First Refusal Agreement dated as of January 1, 1999 (the "Right of First Refusal Agreement") in the form attached hereto as Exhibit O.

     7.2 Buyer. The obligations of Buyer under this Agreement are subject to satisfaction of all of the conditions set forth in this section 7.2. Buyer may waive any or all of such conditions in whole or in part but any such waiver shall be effective only if made in writing. After the Closing, any such condition that has not been satisfied shall be treated as having been waived in writing. No such waiver shall constitute a waiver by Buyer of any of its rights or remedies if Seller defaults in the performance of any covenant or agreement to be performed by Seller under this Agreement or if Seller breaches any representation or warranty made by Seller in section 5.1 hereof or in Seller's Closing Certificate. If any condition set forth in this section 7.2 is not fully satisfied or waived in writing by Buyer, this Agreement shall terminate, but without releasing Seller from liability if Seller defaults in the performance of any such covenant or agreement to be performed by Seller or if Seller breaches any such representation or warranty made by Seller before such termination.

     (a) On the Closing Date, Seller shall not be materially in default in the performance of any material covenant to be performed by Seller under this Agreement.

     (b) On the Closing Date, all representations and warranties made by Seller in section 5.1 hereof shall be true and correct in all material respects as if made on and as of the Closing Date and Buyer shall have received Seller's Closing Certificate, executed by Seller, in which Seller certifies to Buyer that

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

all representations and warranties made by Seller in section 5.1 hereof are true and correct on and as of the Closing Date, without material adverse exceptions.

     (c) On the Closing Date, the Title Company shall be prepared to issue to Buyer or its designee an American Land Title Association Standard Coverage Policy of title insurance, with liability equal to the total purchase price for the Property, insuring Buyer that fee title to the Real Property is vested in Buyer subject only to the Permitted Exceptions.

     (d) On the Closing Date, Seller shall have executed and delivered to Tenant the Lease Amendment.

     (e) On the Closing Date, Buyer and Manager shall have executed and delivered to each other the Property Management Agreement.


                                   ARTICLE 8

                                    Closing

     8.1 Procedure. Seller and Buyer shall cause the following to occur at the Closing on the Closing Date:

     (a) Title Company shall be unconditionally obligated to record the Special Warranty Deed for the Real Property, duly executed and acknowledged by Seller and dated as of January 1, 1999, in the Official Records of the county in which the Real Property is located.

     (b) Seller  shall date as of January 1, 1999,  execute and deliver to Buyer
(i) Seller's Closing Certificate, (ii) the Assignment of Leases, (iii) the Bill of Sale, (iv) the Assignment of Contracts, (v) the Assignment of Permits, (vi) a Certificate of Nonforeign Status in the form of Exhibit P attached hereto and
(vii) Colorado Form DR1083.

     (c) Buyer  shall date as of January 1, 1999,  execute and deliver to Seller
(i) Buyer's Closing Certificate, (ii) the Assignment of Leases and (iii) the Assignment of Contracts.

     (d) Buyer shall pay to Seller the total purchase price for the Property in accordance with section 2.1 hereof.

     (e) The Title Company shall issue to Buyer or its designee the title insurance policy described in section 7.2(c) hereof.

     8.2 Possession. Subject to the Lease, Seller shall transfer possession of the Property to Buyer on the Closing Date. Seller shall, on the Closing Date, deliver to Buyer the Lease and any plans and specifications, permits, certificates, licenses and approvals relating to the Property in the possession of Seller, which shall become the property of Buyer on the Closing Date.

     8.3 Closing Costs. Buyer shall pay all reasonable out-of-pocket costs and expenses incurred by either party in connection with the transaction contemplated by this Agreement, including, without limitation, Seller's reasonable attorneys' fees up to a maximum of one hundred fifty thousand dollars ($150,000), all title insurance costs and other closing costs such as escrow fees, recording fees and transfer taxes.

     8.4 Prorations. At the Closing on the Closing Date, the current rent under the Lease, the current installment of real property taxes and assessments levied against the Property, current utilities, and other current operating and maintenance expenses of the Property (net of any payments paid or payable by Tenant for taxes, assessments, utilities and expenses) shall be prorated between Seller and Buyer as of the Effective Date on the basis of a thirty-day month. On or before the Closing Date, the security deposit, in the amount of ten million dollars ($10,000,000), held by Seller under section 24.2 of the Lease, shall be credited to Buyer and, in turn, paid to Seller for application toward payment of the total purchase price for the Property in accordance with section 2.1 hereof.


                                   ARTICLE 9

                                    General

     9.1 Notices. All notices and other communications under this Agreement shall be properly given only if made in writing and mailed by certified mail, return receipt requested, postage prepaid, or delivered by hand (including messenger or recognized delivery, courier or air express service) to the party at the address set forth in this section 9.1 or such other address as such party may designate by notice to the other party. Such notices and other communications shall be effective on the date of receipt (evidenced by the certified mail receipt) if mailed or on the date of such hand delivery if hand delivered. If any such notice or other communication is not received or cannot be delivered due to a change in the address of the receiving party of which notice was not previously given to the sending party or due to a refusal to accept by the receiving party, such notice or other communication shall be effective on the date delivery is attempted. Any notice or other communication under this Agreement may be given on behalf of a party by the attorney for such party.

     (a)     The address of Seller is:

          TriNet Essential Facilities X, Inc.
          One Embarcadero Center, Suite 3300
          San Francisco, CA 94111
          Attention:  Mr. Kevin Deeble
          with a copy to:

          TriNet Corporate Realty Trust, Inc.
          One Embarcadero Center, Suite 3300
          San Francisco, CA 94111
          Attention:  Geoffrey M. Dugan, Esq.

          and with a further copy to:

          Pillsbury Madison & Sutro LLP
          235 Montgomery Street, 14th Floor
          San Francisco, CA 94104
          Attention:  Glenn Q. Snyder, Esq.

     (b)  The address of Buyer is:

          ICG Services, Inc.
          161 Inverness Drive West
          Englewood, CO 80112
          Attention:  Director of Real Estate,
                      Facilities and Corporate
                      Services

          with a copy to:

          Assistant General Counsel
          161 Inverness Drive West
          Englewood, CO 80112

     9.2 Attorneys' Fees. If there is any legal action or proceeding between Seller and Buyer arising from or based on this Agreement, the unsuccessful party to such action or proceeding shall pay to the prevailing party all costs and expenses, including reasonable attorneys' fees, incurred by such prevailing party in such action or proceeding and in any appeal in connection therewith. If such prevailing party recovers a judgment in any such action, proceeding or appeal, such costs, expenses and attorneys' fees shall be included in and as a part of such judgment.

     9.3 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado.

     9.4 Construction. Seller and Buyer acknowledge that each party and its counsel have reviewed and revised this Agreement and that the rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any document executed and delivered by either party in connection with the transactions contemplated by this Agreement. The captions in this Agreement are for convenience of reference only and shall not be used to interpret this Agreement.

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

     9.5 Terms Generally. The defined terms in this Agreement shall apply equally to both the singular and the plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The term "person" includes individuals, corporations, partnerships, trusts, other legal entities, organizations and associations, and any government or governmental agency or authority. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The words "approval," "consent" and "notice" shall be deemed to be preceded by the word "written."

     9.6 Further Assurances. From and after the date of this Agreement, Seller and Buyer agree to do such things, perform such acts, and make, execute, acknowledge and deliver such documents as may be reasonably necessary or proper and usual to complete the transactions contemplated by this Agreement and to carry out the purpose of this Agreement in accordance with this Agreement.

     9.7 Partial Invalidity. If any provision of this Agreement is determined by a proper court to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement and this Agreement shall remain in full force and effect without such invalid, illegal or unenforceable provision.

     9.8 Waivers. No waiver of any provision of this Agreement or any breach of this Agreement shall be effective unless such waiver is in writing and signed by the waiving party and any such waiver shall not be deemed a waiver of any other provision of this Agreement or any other or subsequent breach of this Agreement.

     9.9 Miscellaneous. The Exhibits attached to this Agreement are made a part of this Agreement. Neither Seller nor Buyer shall make any public announcement of this Agreement or the transactions contemplated by this Agreement prior to closing without the prior consent of the other, unless any such announcement is reasonably necessary to comply with applicable law. Buyer shall not assign or transfer this Agreement, or any interest in or part of this Agreement, without the prior consent of Seller. No such assignment or transfer shall release Buyer from any obligation or liability under this Agreement. Subject to the foregoing, this Agreement shall benefit and bind Seller and Buyer and their respective personal representatives, heirs, successors and assigns. Time is of the essence of this Agreement. This Agreement may be executed in counterparts, each of which shall be an original, but all of which shall constitute one and the same Agreement. This Agreement may not be amended or modified except by a written agreement signed by Seller and Buyer. This Agreement constitutes the entire and integrated agreement between Seller and Buyer relating to the purchase and sale of the Property and supersedes all prior agreements, understandings, offers and negotiations, oral or written, with respect to the sale of the Property.

     IN WITNESS WHEREOF, Seller and Buyer have executed this Agreement as of the date first hereinabove written.


SELLER: TRINET ESSENTIAL FACILITIES X, INC., a Maryland corporation


                              By  /s/ Kevin Deeble
                                  ---------------------------------

                              Its Vice President of Capital Markets
                                  ---------------------------------


BUYER:                    ICG SERVICES, INC., a Delaware corporation


                              By  /s/ H. Don Teague
                                  ------------------------

                              Its Executive Vice President
                                  ------------------------

                                TITLE COMMITMENT



                                   Exhibit A

                               PERSONAL PROPERTY

     All tangible and intangible personal property located on or within the Real Property or used exclusively in the operation, management, repair or maintenance of the Real Property (excluding items relating primarily to the operation of Tenant's business as opposed to the operation of the Real Property), including, without limitation, the following:

     1. all plans, specifications, drawings, surveys, studies and reports respecting the Real Property;

     2. any and all draperies, curtains, and other window coverings; all storm windows and storm doors; all building system components and replacement parts; and all machinery, equipment, tools, supplies and other items of personal property used or useful in the operation, management, repair and maintenance of the Real Property.

                                   EXHIBIT B

                                   CONTRACTS

1. Construction Contract dated September 20, 1996 between ICG Communications, Inc. and Weitz-Cohen Construction Co. and change orders 1, 2, 3, 4, 5, 6, 7 and 8.

2. Architects Contract dated January 4, 1996 between ICG Communications, Inc. and C.W. Fentress J.H. Bradburn and Associates, and a sheet summarizing 37 additional services documents.

3. One(1) Year Warranty for Trees, Plans and Ground Cover from Valley Crest Landscaping, date to be determined when work is completed;

4. One (1) Year Warranty for Landscaping and Irrigation Maintenance from Valley Crest Landscaping, date to be determined when work is completed;

5. Extended Ten (10) Year Warranty for Sheet Membrane Waterproofing from AAA Waterproofing, date to be determined;

6. Two (2) Year Contractor's Warranty for Single Ply Membrane Roofing from Bauen Corporation, dated December 31, 1997;

7. Ten (10) Year Manufacturer's Full System Warranty for Single Play Membrane Roofing from Bauen Corporation, dated December 31, 1997;

8.   Five  (5)  Year   Warranty  for   Pedestrian   Traffic   Coating  from  AAA
     Waterproofing, date to be determined when work is completed;

9. Three (3) Year Warranty for Sheet Metal Flashings and Trim from Bauen Corporation, dated December 31, 1997;

10. Two (2) year Contractor's Warranty for Joint Sealers from CSW, Inc., date to be determined when work is completed;

11. Lifetime Solid Core Warranty for Wood Doors from Golesh Door and Trim, Inc., dated December 11, 1997;

12. Lifetime Fire Rated Warranty for Wood Doors from Golesh Door and Trim, Inc., dated December 11, 1997;

13. Ten (10) Year Warranty for Mirrored Glass from Ken Caryl Glass, dated December 11, 1997;

14. Five (5) Year Warranty for Curtain Walls, Stonework and Entrances from Elward Construction, dated December 11, 1997;

                                   EXHIBIT C

15. Fifteen (15) Year Warranty for Carpet from Interface, covering excessive surface wear, edge ravel, backing separations, shrinking, stretching and static electricity, dated from date of original invoice.

16. Ten (10) Year Warranty for Carpet from Evans & Co., covering edge ravel, delamination of secondary backing, wear, buckling, shifting, cupping, color fastness, etc., dated December 11, 1997;

17. Two (2) Year Installation Warranty for Carpet from Evans & Co., dated December 11, 1997;

18.  Ten (10) Year  Warranty  for  Carpet  Tile from Evans & Co.  covering  edge
     ravel,  delamination  of  secondary  backing,  wear,  buckling,   shifting,
     cupping, color fastness, etc., dated December 11, 1997;

19. Two (2) Year Installation Warranty for Carpet Title from Evans & Co., dated December 11, 1997;

20. Three (3) Year Warranty against mildew and fungus for Wall Coverings from Lundquist Associates, date to be determined;

21. One (1) Year Warranty for Residential Appliances from General Electric dated December 1997;

22. One (1) Year Operation and Maintenance Warranty for Electric Traction Passenger Elevators from Montgomery, dated December 11, 1997; and

23. Two (2) Year Warranty for HUFCOR Operable Partitions from ISEC, Inc. dated June 12, 1997.

                                   EXHIBIT C

                                    PERMITS

1. Arapahoe County Department of Highways/Engineering Case No. P96-023 dated May 8, 1996 -- Application for Overlot Grading Permit.

2. Application for Water and Sewer Tap Permit No. 96-161 dated December 13, 1996 from Inverness Water and Sanitation District.

3. Arapahoe County Building Department Permit No. 96-86988 dated October 17, 1996 -- Foundation and Core.

4. Arapahoe County Building Department Permit No. 97-88504 dated January 24, 1997 Six Story Steel and Concrete Office Building.

5. Arapahoe County Building Department Permit No. 97-90258 dated April 24, 1997 -- Mechanical-Penthouse Level only.

6. Arapahoe County Building Department Permit No. 97-90257 dated April 24, 1997 -- Tenant Finish - Sixth Floor.

7. Arapahoe County Building Department Permit No. 97-90254 dated April 24, 1997 -- Tenant Finish - Fifth Floor.

8. Arapahoe County Building Department Permit No. 97-90253 dated April 24, 1997 -- Tenant Finish - Fourth Floor.

9. Arapahoe County Building Department Permit No. 97-90252 dated April 24, 1997 -- Tenant Finish - Third Floor.

10. Arapahoe County Building Department Permit No. 97-90251 dated April 24, 1997 -- Tenant Finish - Second Floor.

11. Arapahoe County Building Department Permit No. 97-90248 dated April 24, 1997 -- Tenant Finish - First Floor.

12. Arapahoe County Building Department Permit No. 97-90249; dated April 24, 1997 -- Tenant Finish - Lower Floor.

13. Castlewood Fire Protection District Tenant Finish Inspection Record Form Permit Nos. TP970305, TP970304, TP970303, TP970302, TP970301, TP970300,
     TP970299.

14. Castlewood Fire Protection District, Automatic Sprinkler System Inspection Record Permit Nos. NP970161, NP970104.

                                   EXHIBIT D

                                PROMISSORY NOTE





                                   EXHIBIT E

Recorded at Request of and When
Recorded Mail to:

Sherman & Howard L.L.C.
633 Seventeenth Street
Denver, CO 80202
Attn:  Stephanie Griffin, Esq.


Mail Tax Statements to:

ICG Services, Inc.
161 Inverness Drive West
Englewood, CO 80112
Attn:  Director of Real Estate,
       Facilities and Corporate
       Finance

                             SPECIAL WARRANTY DEED


     For valuable consideration, receipt of which is acknowledged, TRINET ESSENTIAL FACILITIES X, INC., a Maryland corporation ("Grantor"), hereby grants to ICG SERVICES, INC., a Delaware corporation ("Grantee"), the real property in the City Englewood, County of Arapahoe, State of Colorado, described in Exhibit A attached hereto and made a part hereof by this reference (the "Property").

     TOGETHER, with all and singular the hereditaments and appurtenances thereto belonging, or in anywise appertaining, and the reversion and reversions, remainder and remainders, rents, issues and profits thereof, and all the estate, right, title, interest, claim and demand whatsoever of the Grantor, either in law or equity, of, in and to the Property, with the hereditaments and appurtenances;

     TO HAVE AND TO HOLD the Property, with the appurtenances, unto the Grantee, its successors and assigns forever. The Grantor, for itself, its successors and assigns, does covenant and agree that it shall and will WARRANT AND FOREVER DEFEND the Property in the quiet and peaceable possession of the Grantee, its successors and assigns, against all and every person or persons claiming the whole or any part thereof, by, through or under the Grantor;



                                   EXHIBIT F

     SUBJECT TO: those matters as set forth on Exhibit B attached hereto and made a part hereof by this reference.

     IN WITNESS WHEREOF, the Grantor has executed this Special Warranty Deed on the date set forth below.

     Dated as of:  January 1, 1999.


                 TRINET ESSENTIAL FACILITIES X, INC., a Maryland corporation


                                   By  /s/ Kevin Deeble
                                       ---------------------------------

                                   Its Vice President of Capital Markets
                                       ---------------------------------




                                   EXHIBIT F

                                   EXHIBIT A

                             SPECIAL WARRANTY DEED

Legal Description


LOT 1, INVERNESS SUBDIVISION FILING NO. 22, COUNTY OF ARAPAHOE, STATE OF
COLORADO



                                   EXHIBIT F

                                    EXHIBIT B

                             SPECIAL WARRANTY DEED

                              Permitted Exceptions


                                [TO BE INSERTED]



                                   EXHIBIT F

                              ASSIGNMENT OF LEASES


     THIS  ASSIGNMENT,  made  as of  January  1,  1999,  by and  between  TRINET
ESSENTIAL FACILITIES X, INC., a Maryland corporation ("Seller"), and ICG SERVICES, INC., a Delaware corporation ("Buyer"),

                              W I T N E S S E T H:

     For valuable consideration, receipt of which is acknowledged, Seller and Buyer agree as follows:

     1.     Assignment and Assumption.

     (a) Seller hereby assigns and transfers to Buyer all right, title and interest of Seller in and to the Lease (the "Lease") described in Exhibit A attached hereto and made a part hereof.

     (b) Buyer hereby accepts the foregoing assignment, and assumes and agrees to perform all of the covenants and agreements in the Lease to be performed by the landlord thereunder from and after the date of this Assignment.

     2.     Indemnification.

     (a) Seller shall indemnify and defend Buyer against and hold Buyer harmless from all claims, demands, liabilities, losses, damages, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, that are caused by any failure by Seller to perform the obligations of the landlord under the Lease before the date of this Assignment.

     (b) Buyer shall indemnify and defend Seller against and hold Seller harmless form all claims, demands, liabilities, losses, damages, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, that are caused by any failure by Buyer to perform the obligations of the landlord under the Lease on or after the date of this Assignment.

     3. Further Assurances. Seller and Buyer agree to execute such other documents and perform such other acts as may be reasonably necessary or proper and usual to effect this Assignment.

     4. Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of Colorado.


                                   EXHIBIT G

     5. Successors and Assigns. This Assignment shall be binding upon and shall inure to the benefit of Seller and Buyer and their respective personal representatives, heirs, successors and assigns.

     IN WITNESS WHEREOF, Seller and Buyer have executed this Assignment as of the date first hereinabove written.


                         TRINET ESSENTIAL FACILITIES X, INC., a Maryland corporation


                              By  /s/ Kevin Deeble
                                  ---------------------------------

                              Its Vice President of Capital Markets
                                  ---------------------------------
                         ICG SERVICES, INC., a Delaware corporation


                              By  /s/ H. Don Teague
                                  ------------------------

                              Its Executive Vice President
                                  ------------------------


                                   EXHIBIT G

                                   EXHIBIT A

                              ASSIGNMENT OF LEASES


                              Description of Lease


Lease dated as of January 15, 1998, by and between ICG Holdings, Inc., a Colorado corporation ("Tenant"), as tenant, and TriNet Essential Facilities X, Inc., a Maryland corporation ("Original Landlord"), as landlord.

Basic Lease Information executed by Original Landlord and Tenant.

Memorandum of Lease for Recording, dated as of January 20, 1998, executed by Original Landlord and Tenant.

Continuing Lease Guaranty, made as of January 20, 1998, by ICG Communications, Inc., a Delaware corporation, to TriNet Essential Facilities X, Inc., a Maryland corporation.

Continuing Lease Guaranty, made as of January 20, 1998, by ICG Holdings (Canada), Inc., a Federal Canadian corporation, to TriNet Essential Facilities X, Inc., a Maryland corporation.

First Amendment to Lease, dated for reference purposes as of January 1, 1999, between Original Landlord and Tenant.


                                   EXHIBIT G

                                  BILL OF SALE


     For valuable consideration, receipt of which is acknowledged, TRINET ESSENTIAL FACILITIES X, INC., a Maryland corporation ("Seller"), hereby sells, assigns, transfers and delivers to ICG SERVICES, INC., a Delaware corporation ("Buyer"), all of the personal property described in Exhibit A attached hereto and made a part hereof. Seller warrants to Buyer that Seller has good title to all such personal property, free and clear of all liens, encumbrances, security interests and adverse claims of any kind or nature whatsoever, and Seller shall forever warrant and defend the title to all such personal property unto Buyer.

     Dated as of:  January 1, 1999.


SELLER:           TRINET ESSENTIAL FACILITIES X, INC., a Maryland corporation



                              By  /s/ Kevin Deeble
                                  ---------------------------------

                              Its Vice President of Capital Markets
                                  ---------------------------------


                                   EXHIBIT H

                                   EXHIBIT A

                                  BILL OF SALE


     All tangible and intangible personal property located on or within the Real Property (as defined in the Purchase Agreement dated as of January 1, 1999, executed by Buyer and Seller; "Purchase Agreement") or used exclusively in the operation, management, repair or maintenance of the Real Property (excluding items relating primarily to the operation of Tenant's business as opposed to the operation of the Real Property), including, without limitation, the following:

     1. all plans, specifications, drawings, surveys, studies and reports respecting the Real Property;

     2. any and all draperies, curtains, and other window coverings; all storm windows and storm doors; all building system components and replacement parts; and all machinery, equipment, tools, supplies and other items of personal property used or useful in the operation, management, repair and maintenance of the Real Property.


                                   EXHIBIT H

                            ASSIGNMENT OF CONTRACTS


     THIS  ASSIGNMENT,  made  as of  January  1,  1999,  by and  between  TRINET
ESSENTIAL FACILITIES X, INC., a Maryland corporation ("Seller"), and ICG SERVICES, INC., a Delaware corporation ("Buyer"),

                              W I T N E S S E T H:

     For valuable consideration, receipt of which is acknowledged, Seller and Buyer agree as follows:

     1.     Assignment and Assumption.

     (a) Seller hereby assigns and transfers to Buyer all right, title and interest of Seller in, to and under the contracts (the "Contracts") described in Exhibit A attached hereto and made a part hereof.

     (b) Buyer hereby accepts the foregoing assignment, and assumes and agrees to perform all of the covenants and agreements in the Contracts to be performed by Seller thereunder that arise or accrue from and after the date of this Assignment as long as Buyer owns the real property subject to the Contracts.

     2.     Indemnification.

     (a) Seller shall indemnify and defend Buyer against and hold Buyer harmless from all claims, demands, liabilities, losses, damages, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, that are caused by any failure by Seller to perform the obligations of Seller under the Contracts before the date of this Assignment.

     (b) Buyer shall indemnify and defend Seller against and hold Seller harmless from all claims, demands, liabilities, losses, damages, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, that are caused by any failure by Buyer to perform the obligations of Seller arising or accruing under the Contracts on or after the date of this Assignment and during Buyer's ownership of the real property subject to the Contracts.

     3. Further Assurances. Seller and Buyer agree to execute such other documents and perform such other acts as may be reasonably necessary or proper and usual to effect this Assignment.

     4. Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of Colorado.

     5. Successors and Assigns. This Assignment shall be binding upon and shall inure to the benefit of Seller and Buyer and their respective personal representatives, heirs, successors and assigns.


                                   EXHIBIT I

     6. Counterparts. This Assignment may be signed in multiple counterparts which, when signed by all parties, shall constitute a binding agreement.

     IN WITNESS WHEREOF, Seller and Buyer have executed this Assignment as of the date first hereinabove written.


SELLER:             TRINET ESSENTIAL FACILITIES X, INC., a Maryland corporation



                              By  /s/ Kevin Deeble
                                  ---------------------------------

                              Its Vice President of Capital Markets
                                  ---------------------------------


BUYER:              ICG SERVICES, INC., INC., a Delaware corporation



                              By  /s/ H. Don Teague
                                  ------------------------

                              Its Executive Vice President
                                  ------------------------



                                   EXHIBIT I

                                   EXHIBIT A

                            ASSIGNMENT OF CONTRACTS

1. Construction Contract dated September 20, 1996 between ICG Communications, Inc. and Weitz-Cohen Construction Co. and change orders 1, 2, 3, 4, 5, 6, 7 and 8.

2. Architects Contract dated January 4, 1996 between ICG Communications, Inc. and C.W. Fentress J.H. Bradburn and Associates, and a sheet summarizing 37 additional services documents.

3. One (1) Year Warranty for Trees, Plans and Ground Cover from Valley Crest Landscaping, date to be determined when work is completed;

4. One (1) Year Warranty for Landscaping and Irrigation Maintenance from Valley Crest Landscaping, date to be determined when work is completed;

5. Extended Ten (10) Year Warranty for Sheet Membrane Waterproofing from AAA Waterproofing, date to be determined;

6. Two (2) Year Contractor's Warranty for Single Ply Membrane Roofing from Bauen Corporation, dated December 31, 1997;

7. Ten (10) Year Manufacturer's Full System Warranty for Single Play Membrane Roofing from Bauen Corporation, dated December 31, 1997;

8.   Five  (5)  Year   Warranty  for   Pedestrian   Traffic   Coating  from  AAA
     Waterproofing, date to be determined when work is completed;

9. Three (3) Year Warranty for Sheet Metal Flashings and Trim from Bauen Corporation, dated December 31, 1997;

10. Two (2) year Contractor's Warranty for Joint Sealers from CSW, Inc., date to be determined when work is completed;

11. Lifetime Solid Core Warranty for Wood Doors from Golesh Door and Trim, Inc., dated December 11, 1997;

12. Lifetime Fire Rated Warranty for Wood Doors from Golesh Door and Trim, Inc., dated December 11, 1997;

13. Ten (10) Year Warranty for Mirrored Glass from Ken Caryl Glass, dated December 11, 1997;

14. Five (5) Year Warranty for Curtain Walls, Stonework and Entrances from Elward Construction, dated December 11, 1997;


                                   EXHIBIT I

                                   EXHIBIT A

                            ASSIGNMENT OF CONTRACTS

15. Fifteen (15) Year Warranty for Carpet from Interface, covering excessive surface wear, edge ravel, backing separations, shrinking, stretching and static electricity, dated from date of original invoice.

16. Ten (10) Year Warranty for Carpet from Evans & Co., covering edge ravel, delamination of secondary backing, wear, buckling, shifting, cupping, color fastness, etc., dated December 11, 1997;

17. Two (2) Year Installation Warranty for Carpet from Evans & Co., dated December 11, 1997;

18.  Ten (10) Year  Warranty  for  Carpet  Tile from Evans & Co.  covering  edge
     ravel,  delamination  of  secondary  backing,  wear,  buckling,   shifting,
     cupping, color fastness, etc., dated December 11, 1997;

19. Two (2) Year Installation Warranty for Carpet Title from Evans & Co., dated December 11, 1997;

20. Three (3) Year Warranty against mildew and fungus for Wall Coverings from Lundquist Associates, date to be determined;

21. One (1) Year Warranty for Residential Appliances from General Electric dated December 1997;

22. One (1) Year Operation and Maintenance Warranty for Electric Traction Passenger Elevators from Montgomery, dated December 11, 1997; and

23. Two (2) Year Warranty for HUFCOR Operable Partitions from ISEC, Inc. dated June 12, 1997.


                                   EXHIBIT I

                             ASSIGNMENT OF PERMITS


     For valuable consideration, receipt of which is acknowledged, TRINET ESSENTIAL FACILITIES X, INC., a Maryland corporation ("Seller"), hereby assigns and transfers to ICG SERVICES, INC., a Delaware corporation ("Buyer"), all of Seller's right, title and interest in, to and under the Permits described in Exhibit A attached hereto and made a part hereof.

     Dated as of:     January 1, 1999.


SELLER:                            TRINET ESSENTIAL FACILITIES X, INC., a
                                   Maryland corporation



                              By  /s/ Kevin Deeble
                                  ---------------------------------

                              Its Vice President of Capital Markets
                                  ---------------------------------


                                   EXHIBIT J

                                   EXHIBIT A

                             ASSIGNMENT OF PERMITS

     1. Arapahoe County Department of Highways/Engineering Case No. P96-023 dated May 8, 1996 -- Application for Overlot Grading Permit.

     2. Application for Water and Sewer Tap Permit No. 96-161 dated December 13, 1996 from Inverness Water and Sanitation District.

     3. Arapahoe County Building Department Permit No. 96-86988 dated October 17, 1996 -- Foundation and Core.

     4. Arapahoe County Building Department Permit No. 97-88504 dated January 24, 1997 Six Story Steel and Concrete Office Building.

     5. Arapahoe County Building Department Permit No. 97-90258 dated April 24, 1997 -- Mechanical-Penthouse Level only.

     6. Arapahoe County Building Department Permit No. 97-90257 dated April 24, 1997 -- Tenant Finish - Sixth Floor.

     7. Arapahoe County Building Department Permit No. 97-90254 dated April 24, 1997 -- Tenant Finish - Fifth Floor.

     8. Arapahoe County Building Department Permit No. 97-90253 dated April 24, 1997 -- Tenant Finish - Fourth Floor.

     9. Arapahoe County Building Department Permit No. 97-90252 dated April 24, 1997 -- Tenant Finish - Third Floor.

     10. Arapahoe County Building Department Permit No. 97-90251 dated April 24, 1997 -- Tenant Finish - Second Floor.

     11. Arapahoe County Building Department Permit No. 97-90248 dated April 24, 1997 -- Tenant Finish - First Floor.

     12. Arapahoe County Building Department Permit No. 97-90249; dated April 24, 1997 -- Tenant Finish - Lower Floor.

     13. Castlewood Fire Protection District Tenant Finish Inspection Record Form Permit Nos. TP970305, TP970304, TP970303, TP970302, TP970301,
          TP970300, TP970299.

     14.  Castlewood  Fire  Protection  District,   Automatic  Sprinkler  System
          Inspection Record Permit Nos. NP970161, NP970104.


                                   EXHIBIT J

                          SELLER'S CLOSING CERTIFICATE


     For valuable consideration, receipt of which is acknowledged, TRINET ESSENTIAL FACILITIES X, INC., a Maryland corporation ("Seller"), hereby certifies to ICG SERVICES, INC., a Delaware corporation ("Buyer"), that all representations and warranties made by Seller in section 5.1 of the Purchase Agreement (the "Purchase Agreement") dated as of January 1, 1999, between Seller and Buyer are true and correct on and as of the date of this Certificate. This Certificate is executed by Seller and delivered to Buyer pursuant to the Purchase Agreement.

     Dated: May 13, 1999.


                         TRINET ESSENTIAL FACILITIES X, INC., a Maryland corporation


                              By  /s/ Kevin Deeble
                                  ---------------------------------

                              Its Vice President of Capital Markets
                                  ---------------------------------


                                   EXHIBIT K

                          BUYER'S CLOSING CERTIFICATE


     For valuable consideration, receipt of which is acknowledged, ICG SERVICES, INC., a Delaware corporation ("Buyer"), hereby certifies to TRINET ESSENTIAL FACILITIES X, INC., a Maryland corporation ("Seller"), that all representations and warranties made by Buyer in section 5.2 of the Purchase Agreement (the "Purchase Agreement") dated as of January 1, 1999, between Seller and Buyer are true and correct on and as of the date of this Certificate. This Certificate is executed by Buyer and delivered to Seller pursuant to the Purchase Agreement.

     Dated: May 13, 1999.


                              ICG SERVICES, INC., a Delaware corporation


                              By  /s/ H. Don Teague
                                  ---------------------------------

                              Its Executive Vice President
                                  ---------------------------------


                                   EXHIBIT L

                                LEASE AMENDMENT




                                   EXHIBIT M

                         PROPERTY MANAGEMENT AGREEMENT





                                   EXHIBIT N

                        RIGHT OF FIRST REFUSAL AGREEMENT





                                   EXHIBIT O

                        CERTIFICATE OF NONFOREIGN STATUS


     Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by TRINET ESSENTIAL FACILITIES X, INC., a Maryland corporation ("Seller"), the undersigned hereby certifies the following on behalf of Seller:

     1. Seller is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

     2. Seller's U.S. employer identification number is 84-1448147; and

     3. Seller's office address is Four Embarcadero Center, Suite 3150, San Francisco, CA 94111.

     Seller understands that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

     Under penalties of perjury I declare that I have examined this certificate and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Seller.

     Dated:  May 13, 1999.


                              TRINET ESSENTIAL FACILITIES X, INC., a Maryland corporation


                              By  /s/ Kevin Deeble
                                  ---------------------------------

                              Its Vice President of Capital Markets
                                  ---------------------------------




                                   EXHIBIT P